UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2023

Worldwide webb Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40920	98-1587626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 E Technology Way F13-16

Orem, UT 84997
(Address of Principal Executive Offices) (Zip Code)

(415) 629-9066

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	WWACU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	WWAC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	WWACW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

As previously disclosed, Worldwide Webb Acquisition Corp., a Cayman Islands exempted company (“WWAC”), previously entered into a Business Combination Agreement, dated as of March 11, 2023 (as amended, the “Business Combination Agreement”), by and among WWAC, WWAC Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly owned subsidiary of WWAC (“Amalgamation Sub”), and Aark Singapore Pte. Ltd., a Singapore private company limited by shares (“AARK”), pursuant to which, and subject to the terms and conditions set forth therein, Amalgamation Sub and AARK will amalgamate and continue as one company, with AARK being the surviving entity and becoming a subsidiary of WWAC, and as a result thereof, Aeries Technology Group Business Accelerators Pte. Ltd. (“Aeries”) will become a subsidiary of WWAC (the “Business Combination”).

Following consummation of the Business Combination, WWAC will change its name to Aeries Technology, Inc. We refer to the new public entity following the consummation of the Business Combination as “ATI.”

Forward Purchase Agreement

As previously disclosed, on November 3, 2023, WWAC entered into forward purchase agreements (each, a “Forward Purchase Agreement”) with Sea Otter Trading, LLC, clients of Sandia Investment Management LP and YA II PN, Ltd. (each, a “Seller”) for an OTC Equity Prepaid Forward Transaction. For purposes of the Forward Purchase Agreements, WWAC is referred to as the “Counterparty” prior to the consummation of the Business Combination, while AARK is referred to as the “Counterparty” after the consummation of the Business Combination. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreements.

On November 5, 2023, WWAC entered into a Forward Purchase Agreement with Meteora Capital, LLC (“Meteora” and, together with the Sellers, the “FPA Parties”) on the same terms as the Forward Purchase Agreements previously entered into by WWAC on November 3, 2023, pursuant to which Meteora intends, but is not obligated, to purchase up to 250,000 Class A ordinary shares, par value $0.0001 per share, of WWAC.

The foregoing summary of the Forward Purchase Agreement is qualified in its entirety by reference to the text of the Form of Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Forward Purchase Agreement Amendments

On November 5, 2023 and November 6, 2023, WWAC entered into amendments to the Forward Purchase Agreements (each, a “Forward Purchase Agreement Amendment”) with certain of the FPA Parties. The Forward Purchase Agreement Amendments provide that, among other things, the FPA Party will purchase Additional Shares from the Counterparty, subject to a 9.9% ownership limitation; provided that such number of Additional Shares that may be purchased from the Counterparty shall not exceed (x) the Maximum Number of Shares, minus (y) the Recycled Shares.

The foregoing summary of the Forward Purchase Agreement Amendments is qualified in its entirety by reference to the text of the Form of Forward Purchase Agreement Amendment, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Subscription Agreements

On November 5, 2023 and November 6, 2023, WWAC entered into subscription agreements (each, a “Subscription Agreement”) with certain of the Sellers (in such capacity, each, a “Subscriber”), pursuant to which the Subscriber agreed to purchase from WWAC that number of shares of Class A ordinary shares, par value $0.0001 per share, of WWAC up to the Maximum Number of Shares for a purchase price per share equal to the redemption price, as defined in Section 49.5 of the Amended and Restated Memorandum and Articles of Association of WWAC, effective as of October 19, 2021, less the number of Recycled Shares; provided, however, that the Subscriber shall not be required to purchase an amount of Shares such that following the issuance of Shares, its ownership would exceed 9.9% ownership of the total Shares outstanding immediately after giving effect to such issuance unless such Subscriber at its sole discretion waives such 9.9% ownership limitation.

The foregoing summary of the Subscription Agreements is qualified in its entirety by reference to the text of the Form of Subscription Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Non-Redemption Agreement

On November 5, 2023, WWAC entered into a non-redemption agreement (the “Non-Redemption Agreement”) with Meteora, pursuant to which Meteora agreed to reverse the redemption of up to 103,306 Class A ordinary shares of WWAC.

Immediately upon consummation of the Business Combination, ATI will pay Meteora, in respect of its non-redeemed shares, an amount in cash equal to (x) the up to 103,306 shares for which redemptions are reversed, multiplied by (y) the Redemption Price (as defined in the Articles) minus $4.84.

The foregoing summary of the Non-Redemption Agreement is qualified in its entirety by reference to the text of the Form of Non-Redemption Agreement, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information disclosed under Item 1.01 is incorporated into this Item 3.02 to the extent required herein.

Item 8.01	Other Events.

Upon closing of the Business Combination, there will be 15,257,669 Class A ordinary shares, par value $0.0001 per share, and one Class V share, par value $0.0001 per share, of WWAC outstanding.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains certain statements that are not historical facts but are forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended, for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include but are not limited to statements regarding the anticipated benefits of the Business Combination, the combined company becoming a publicly listed company, the anticipated impact of the Business Combination on the combined companies’ business and future financial and operating results, and the anticipated timing of closing of the Business Combination. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding the combined company’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the ability to complete the Business Combination within the time frame anticipated or at all; (ii) the failure to realize the anticipated benefits of the Business Combination or those benefits taking longer than anticipated to be realized; (iii) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of WWAC’s securities; (iv) the risk that the transaction may not be completed by WWAC’s business combination deadline and the potential failure to obtain further extensions of the business combination deadline if sought by WWAC; (v) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the Business Combination Agreement by the shareholders of WWAC, the satisfaction of the minimum cash on hand condition following redemptions by the public shareholders of WWAC and the receipt of any governmental and regulatory approvals; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vii) unexpected costs or unexpected liabilities that may result from the Business Combination, whether or not consummated; (viii) the impact of COVID-19 on Aeries’ business and/or the ability of the parties to complete the Business Combination; (ix) the effect of disruption from the announcement or pendency of the transaction on Aeries’ business relationships, performance, and business generally; (x) risks that the Business Combination disrupts current plans and operations of Aeries and potential difficulties in Aeries employee retention as a result of the Business Combination; (xi) the outcome of any legal proceedings that may be instituted against Aeries or WWAC related to the Business Combination Agreement or the Business Combination; (xii) the ability to maintain the listing of WWAC’s securities on the Nasdaq Capital Market; (xiii) potential volatility in the price of WWAC’s securities due to a variety of factors, including economic conditions and the effects of these conditions on Aeries’ clients’ businesses and levels of activity, risks related to an economic downturn or recession in India, the United States and other countries around the world, fluctuations in earnings, fluctuations in foreign exchange rates, Aeries’ ability to manage growth, intense competition in IT services including those factors which may affect Aeries’ cost advantage, wage increases in India, the ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, restrictions on immigration, industry segment concentration, Aeries’ ability to manage the international operations, withdrawal or expiration of governmental fiscal incentives, political instability and regional conflicts, legal restrictions on raising capital or acquiring companies outside India, changes in laws and regulations affecting Aeries’s business and changes in the combined company’s capital structure; (xiv) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the Business Combination; (xv) the risk that the post-combination company may never achieve or sustain profitability; (xvi) WWAC’s potential need to raise additional capital to execute its business plan, which capital may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; and (xviii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries. The forward-looking statements contained in this communication are also subject to additional risks, uncertainties, and factors, including those described in WWAC’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by WWAC from time to time. The forward-looking statements included in this communication are made only as of the date hereof. None of Aeries, WWAC or any of their affiliates undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, subsequent events, circumstances or otherwise, except as may be required by any applicable securities laws.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Forward Purchase Agreement (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed with the SEC on November 3, 2023).

10.2	Form of Forward Purchase Agreement Amendment.

10.3	Form of Subscription Agreement.

10.4	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.2 of our Current Report on Form 8-K filed with the SEC on November 3, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Worldwide Webb Acquisition Corp.
November 6, 2023
	By:	/s/ Daniel S. Webb
	Name:	Daniel S. Webb
	Title:	Chief Executive Officer, Chief Financial Officer and Director